BY-LAWS

                                    OF

                            COMSAT Corporation

                    (as amended through April 18, 1997)

                             Table of Contents
                             -----------------


                                                                 Page

ARTICLE I               Offices..................................  1

     Section 1.01       Registered Office........................  1

     Section 1.02       Other Offices............................  1

ARTICLE II              Shareholders.............................  1

     Section 2.01       Meetings.................................  1

     Section 2.02       Annual Meeting...........................  1

     Section 2.03       Special Meetings.........................  3

     Section 2.04       Adjournments.............................  3

     Section 2.05       Notice or Waiver of Notice...............  3

     Section 2.06       Quorum...................................  3

     Section 2.07       Organization.............................  4

     Section 2.08       Order of Business........................  4

     Section 2.09       Voting--Voting List--Proxies.............  4

     Section 2.10       Inspectors of Votes......................  5

     Section 2.11       Election of Directors....................  6

     Section 2.12       Appointment of Independent Public
                          Accountants............................  8

ARTICLE III             Board of Directors.......................  9

     Section 3.01       General Powers...........................  9

     Section 3.02       Number, Term of Office and
                          Qualifications.........................  9

     Section 3.03       The Chairman of the Board................  9

     Section 3.04       Vice Chairman of the Board...............  9

     Section 3.05       Organization of Directors' Meetings...... 10
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     *    This Table of Contents is not a part of the By-laws.

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                                                                 Page

     Section 3.06       Resignations............................. 10

     Section 3.07       Regular Meetings......................... 10

     Section 3.08       Special Meetings......................... 10

     Section 3.09       Quorum, Manner of Acting and
                          Adjournment............................ 11

     Section 3.10       Special Meetings for Filling
                          Vacancies in Board..................... 11

     Section 3.11       Compensation............................. 11

     Section 3.12       Outside Interests of Directors........... 12

ARTICLE IV              Committees............................... 12

     Section 4.01       Executive Committee...................... 12

     Section 4.02       Committee on Audit, Corporate
                          Responsibility and Ethics.............. 12

     Section 4.03       Committee on Compensation and
                          Management Development................. 13

     Section 4.04       Committees in General.................... 14

     Section 4.05       Committee Procedure...................... 14

ARTICLE V               Officers................................. 14

     Section 5.01       Officers................................. 14

     Section 5.02       Election, Term of Office and
                          Qualifications......................... 15

     Section 5.03       Removal.................................. 15

     Section 5.04       Resignation.............................. 15

     Section 5.05       Vacancies................................ 15

     Section 5.06       The President............................ 15

     Section 5.07       The Vice Presidents...................... 15

     Section 5.08       The Secretary............................ 16

     Section 5.09       The Treasurer............................ 16

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                                                                 Page

     Section 5.10       Controller............................... 16

     Section 5.11       Duties of Officers May Be Delegated...... 16

     Section 5.12       Compensation............................. 17

     Section 5.13       Outside Interests of Officers
                          and Employees.......................... 17

ARTICLE VI              Shares and Their Issuance and
                          Transfer............................... 17

     Section 6.01       Certificates for Shares.................. 17

     Section 6.02       Declarations Required.................... 18

     Section 6.03       Transfer of Stock........................ 18

     Section 6.04       Lost, Destroyed and Mutilated
                          Certificates........................... 18

     Section 6.05       Regulations.............................. 19

     Section 6.06       Closing Transfer Books--Fixing
                          Record Date, etc....................... 19

     Section 6.07       Corporate Records........................ 20

     Section 6.08       Subsidiaries or Affiliated Companies
                          of Communications Common Carriers...... 20

ARTICLE VII             Seal..................................... 20

ARTICLE VIII            Indemnification.......................... 21

ARTICLE IX              Amendments............................... 24

                                  By-Laws

                                    of

                            COMSAT Corporation

                    (as amended through April 18, 1997)


                                 ARTICLE I

                                  Offices

     Section 1.01. Registered Office. The registered office of the Corporation shall be in the City of Washington, District of Columbia.

     Section 1.02. Other Offices. The Corporation may also have offices at such other places, either within or without the District of Columbia, as the Board of Directors may from time to time authorize.


                                ARTICLE II

                               Shareholders

     Section 2.01. Meetings. Annual and special meetings of the shareholders entitled to vote shall be held at the Corporation's principal place of business in the District of Columbia or at such other place within or without the District of Columbia as the Board of Directors may from time to time determine.

     Section  2.02.   Annual  Meeting.   (a)  The  annual  meeting  of  the
                                         ===
shareholders for the election of directors shall be held at such time and on such date as shall be specified by resolution of the Board of Directors. Failure to hold the annual meeting at the designated time shall not work any forfeiture or dissolution of the Corporation.

     (b)  No  business  may  be   transacted   at  an  annual   meeting  of
     ======================================================================
shareholders,  other  than  business  that is either (i)  specified  in the
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notice of meeting (or any supplement  thereto) given by or at the direction
===========================================================================
of the Board of Directors (or any duly authorized committee thereof),  (ii)
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otherwise properly brought before the annual meeting by or at the direction
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of the Board of Directors  (or any duly  authorized  committee  thereof) or
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(iii)  otherwise   properly  brought  before  the  annual  meeting  by  any
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shareholder  of the  Corporation  (A) who is a shareholder of record on the
===========================================================================
date of
=======

-------------------
*Deletions are noted by "^";  additions  appear as double  underlined text.

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the giving of the notice  provided for in this  Section  2.02(b) and on the
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record date for the determination of shareholders  entitled to vote at such
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annual meeting and (B) who complies with the notice procedures set forth in
===========================================================================
this Section 2.02(b).
=====================

     In addition to any other applicable  requirements,  for business to be
     ======================================================================
properly   brought  before  an  annual  meeting  by  a  shareholder,   such
===========================================================================
shareholder must have given timely notice thereof in proper written form to
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the Secretary of the Corporation.
=================================

     To be  timely,  a  shareholder's  notice  to  the  Secretary  must  be
     ======================================================================
delivered to or mailed by registered or certified  mail and received at the
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principal  executive  offices of the  Corporation  not less than sixty (60)
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days nor more than  ninety (90) days prior to the  anniversary  date of the
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immediately  preceding annual meeting of shareholders;  provided,  however,
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that in the event that the annual  meeting is called for a date that is not
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within thirty (30) days before or after such  anniversary  date,  notice by
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the  shareholder  in order to be timely must be so received  not later than
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the close of business on the tenth  (10th) day  following  the day on which
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such  notice of the date of the annual  meeting  was mailed or such  public
===========================================================================
disclosure  of the date of the annual  meeting  was made,  whichever  first
===========================================================================
occurs.
=======

     To be in proper written form, a shareholder's  notice to the Secretary
     =======================================================================
must set forth as to each matter such shareholder  proposes to bring before
============================================================================
the annual meeting (i) a brief  description  of the business  desired to be
============================================================================
brought  before the annual  meeting  and the reasons  for  conducting  such
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business at the annual  meeting,  (ii) the name and record  address of such
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shareholder,  (iii)  the class or series  and  number of shares of  capital
============================================================================
stock of the Corporation which are owned  beneficially or of record by such
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shareholder,  (iv) a  description  of all  arrangements  or  understandings
============================================================================
between such  shareholder and any other person or persons  (including their
============================================================================
names) in connection with the proposal of such business by such shareholder
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and any material  interest of such  shareholder  in such business and (v) a
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representation  that  such  shareholder  intends  to appear in person or by
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proxy at the annual meeting to bring such business before the meeting.
======================================================================

     No business shall be conducted at the annual  meeting of  shareholders
     ======================================================================
except  business  brought before the annual meeting in accordance  with the
===========================================================================
procedures set forth in this Section 2.02(b); provided, however, that, once
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business has been properly  brought before the annual meeting in accordance
===========================================================================
with such  procedures,  nothing in this Section  2.02(b) shall be deemed to
===========================================================================
preclude  discussion  by any  shareholder  of  any  such  business.  If the
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Chairman of an annual  meeting  determines  that  business was not properly
===========================================================================
brought  before  the  annual  meeting  in  accordance  with  the  foregoing

===========================================================================
procedures, the Chairman shall declare to the meeting that the business was
===========================================================================
not  properly  brought  before the meeting and such  business  shall not be
===========================================================================
transacted.
===========

     Section 2.03. Special Meetings. A special meeting of the shareholders may be requested at any time by the Chairman of the Board, the Vice Chairman of the Board, if there be one, the President, the Secretary, the Board of Directors either by resolution or by written direction signed by any three (3) members of the Board, or by holders of not less than one-fifth (1/5th) of all the shares of stock of the Corporation outstanding and entitled to vote at such meeting. Upon any such request, it shall be the duty of the Secretary promptly to call such special meeting to be held on such date as the Secretary may fix, giving notice thereof in accordance with Section 2.05 of these by-laws. If the Secretary shall neglect or refuse to issue such call, the Chairman of the Board, the Vice Chairman of the Board, the President or the Board of Directors, or the person or persons making the request, may do so.

     Section 2.04. Adjournments. Any annual or special meeting of shareholders may be adjourned from time to time by a majority of the votes of the shareholders present in person or represented by proxy at the meeting and entitled to vote thereat, provided that any meeting at which directors are to be elected shall be adjourned as provided in Section 2.11 of these by-laws.

     Section 2.05. Notice or Waiver of Notice. Except as hereinafter otherwise provided, notice of each meeting of the shareholders, whether annual or special, shall be given to each shareholder of record entitled to vote at such meeting by delivering a written or printed notice thereof to him personally or by mailing or telegraphing such notice to him, charges prepaid, addressed to him at his address as it appears on the books of the Corporation, not less than ten (10) days (or such greater period as may be required by law in a particular case) and not more than fifty (50) days before the day on which the meeting is to be held. Every such notice shall state the place, day and hour of the meeting and, in the case of special meetings, state the business to be transacted at, and the purpose of, the meeting. Attendance by any shareholder, in person or by proxy, at any meeting of which he is entitled to notice shall constitute a waiver by him of notice of such meeting except where such attendance is for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened. A written waiver of notice of any meeting signed by a person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to giving of such notice to such person or persons. When a meeting is adjourned it shall not be necessary except when required by law to give any notice of the adjourned meeting or of the business to be transacted thereat otherwise than by announcement at the meeting at which such adjournment is taken.

     Section 2.06. Quorum. A shareholders' meeting shall not be organized for the transaction of business unless a quorum is present. The presence in person or by proxy of the holders of one-third (1/3rd) (or such greater number as may be fixed by statute in any case) of the outstanding shares of stock of the Corporation entitled to vote shall be necessary to, and shall, constitute a quorum, except that for the election of directors the provisions of Section 2.11 of these by-laws shall govern; provided that if a quorum is found to exist at any duly organized meeting, a quorum shall be deemed to continue to exist until final adjournment of such meeting, whether on the same day or a later day, notwithstanding the withdrawal of the holders of enough shares to leave less than the number necessary to constitute a quorum.

     Section 2.07. Organization. At each meeting of the shareholders the Chairman of the Board, the Vice Chairman of the Board, if there be one, or the President, or in the absence of the Chairman of the Board, the Vice Chairman of the Board and the President, a chairman chosen by a majority of the votes of the shareholders present in person or represented by proxy at the meeting and entitled to vote thereat shall act as chairman of such meeting and preside thereat. The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as secretary at all meetings of the shareholders. In the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 2.08. Order of Business. The order of business to be followed at any meeting at which a quorum is present shall be as established by the chairman of the meeting, unless objection thereto shall be made by a shareholder, in which event the order of business shall be established by a majority of the votes of the shareholders present in person or represented by proxy at the meeting and entitled to vote thereat.

     Section 2.09. Voting--Voting List--Proxies. (a) Except as in the Articles of Incorporation or these by-laws or by applicable law otherwise provided, every shareholder of record entitled to vote shall have the right at every shareholders' meeting to one vote for each share entitled to be voted standing in his name on the books of the Corporation at the time determined in accordance with Section 6.06 of these by-laws. At least five
(5) days before each meeting of shareholders, the Secretary shall make a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order as to each series of stock with the address of and the number of shares held by each. Such list shall be kept on file at the principal place of business of the Corporation or at the registered office of the Corporation, and shall be subject to inspection, for any proper purpose, at any time during usual business hours, by any shareholder entitled to vote. The original share ledger or transfer book, or a duplicate thereof, shall be prima facie evidence as to who are the shareholders entitled to examine such lists or to vote at any meeting of the shareholders.

          (b) Any shareholder may vote either in person or by proxy; provided that a proxy in respect of shares of Series I Common Stock shall not be valid if granted to, or solicited by, a person to whom shares of such Series may not be issued. A proxy may authorize the casting of votes in any manner authorized by the Articles of Incorporation, as the holder of such proxy may determine in his discretion, or may require that such votes be cast in a particular manner. Every proxy shall be executed in writing by the shareholder or by his duly authorized attorney-in-fact and filed with the Secretary or, if the Secretary shall so direct, with the Inspectors of Votes. No proxy shall be valid after eleven (11) months from the date of its execution, unless a longer period is expressly provided therein, but in no event shall a proxy be valid after three (3) years from the date of its execution. Every proxy shall be revocable at the pleasure of the person executing it or his personal representatives or assigns; provided that the parties to a valid pledge or to an executory contract of sale may agree in writing as to which of them shall vote the stock pledged or sold until the contract of pledge or sale is fully executed.

          (c) Upon the demand of any shareholder, the vote upon any matter shall be by ballot. On a vote by ballot, each ballot shall be signed by the shareholder voting or by the holder of his proxy, and shall state the number of shares voted. At all meetings of the shareholders, all matters (except the election of directors and matters the manner of deciding which is especially regulated by statute, the Articles of Incorporation or these by-laws) shall be decided by a majority of the votes of the shareholders of the Corporation present in person or represented by proxy and entitled to vote at such meeting. Shares owned by the Corporation shall not be voted and shall not be counted in determining the existence of a quorum or in determining the total number of outstanding shares for voting purposes.

     Section 2.10. Inspectors of Votes. The Board of Directors, in advance of any meeting of shareholders, shall appoint three (3) Inspectors of Votes to act at the meeting or any reconvened session thereof. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. Each Inspector of Votes shall, promptly upon his appointment, subscribe an oath or affirmation faithfully to execute his duties with strict impartiality. The Inspectors of Votes shall determine all questions touching the qualifications of voters, the validity of proxies and the acceptance or rejection of votes and, with respect to each vote by ballot, shall collect and count the ballots and report in writing to the secretary of the meeting the result of the vote. The

Inspectors of Votes need not be shareholders of the Corporation. No person who is an officer or director of the Corporation, or who is a candidate for election as director, shall be eligible to be an Inspector of Votes.

     Section 2.11. Election of Directors. (a) At each annual meeting following the completion of the initial offering of Common Stock, the shareholders entitled to vote shall elect twelve (12) directors in the manner provided in the Articles of Incorporation, to serve until the next annual meeting or until their successors are elected and qualified.

          (b) At any meeting of shareholders for the election of directors, the presence in person or by proxy of the holders of a majority of the shares of Series I Common Stock entitled to vote thereat shall be necessary to constitute a quorum for the election of Series I directors and the presence in person or by proxy of the holders of a majority of the shares of Series II Common Stock entitled to vote thereat shall be necessary for the election of Series II directors.

          (c) If at any meeting of shareholders for the election of directors there shall not exist the quorum of holders of either series of Common Stock required for the election of directors by such series, the meeting may proceed to transact such other business as may be authorized, but with respect to the election of directors by such series, the meeting shall be adjourned from day to day, or for such longer periods not exceeding fifteen (15) days each, as the holders of a majority of the shares of such series present in person or represented by proxy shall direct, until such quorum of such series shall have been attained and such directors shall have been elected, provided that, if such quorum shall not have been attained within thirty (30) days from the date of such meeting as originally called, the presence in person or by proxy of the holders of one-third (1/3rd) of the outstanding shares of such series entitled to vote thereat shall then be sufficient to constitute a quorum for the sole purpose of election of directors by such series. The absence of a quorum of the holders of one series shall not affect the election by the holders of the other series of the directors whom they are entitled to elect.

     (d) ^ Only persons who are nominated in accordance  with the following
           ================================================================
procedures  shall be eligible for election as directors of the Corporation.
===========================================================================
Nominations  of persons for election to the Board of Directors  may be made
===========================================================================
at any annual  meeting of  shareholders  (i) by or at the  direction of the
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Board of Directors (or any duly  authorized  committee  thereof) or (ii) by
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any  shareholder of the  Corporation  (A) who is a shareholder of record on
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the date of giving of the notice  provided for in this Section  2.11(d) and
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on the record date for the  determination of shareholders  entitled to vote
===========================================================================
at such  annual  meeting  and (B) who  complies  with the  notice and other
===========================================================================
procedures set forth in this Section 2.11.
==========================================

     In addition to any other applicable requirements,  for a nomination to
     ======================================================================
be made by a shareholder,  such shareholder must give timely notice thereof
===========================================================================
in proper written form to the Secretary of the Corporation. To be timely, a
===========================================================================
shareholder's  notice to the  Secretary  must be  delivered to or mailed by
===========================================================================
registered  or  certified  mail and  received  at the  principal  executive
===========================================================================
offices  of the  Corporation  not less than  sixty  (60) days nor more than
===========================================================================
ninety (90) days prior to the anniversary date of the immediately preceding
===========================================================================
annual meeting of shareholders;  provided,  however, that in the event that
===========================================================================
the annual meeting is called for a date that is not within thirty (30) days
===========================================================================
before or after such anniversary  date,  notice by the shareholder in order
===========================================================================
to be timely must be  received  not later than the close of business on the
===========================================================================
tenth  (10th)  day  following  the day on which  notice  of the date of the
===========================================================================
annual  meeting  was mailed or such  public  disclosure  of the date of the
===========================================================================
annual meeting was made, whichever first occurs.
================================================

     To be in proper written form, a shareholder's  notice to the Secretary
     ======================================================================
must set forth  (i) as to each  person  whom the  shareholder  proposes  to
===========================================================================
nominate  for  election  as a  director  (A) the name,  age,  business  and
===========================================================================
residence address of the person, (B) the principal occupation or employment
===========================================================================
of the  person,  (C) the class or series  and  number of shares of  capital
===========================================================================
stock of the Corporation  which are owned  beneficially or of record by the
===========================================================================
person and (D) any other  information  relating to the person that would be
===========================================================================
required to be disclosed in a proxy statement or other filings  required to
===========================================================================
be made in  connection  with  solicitations  of  proxies  for  election  of
===========================================================================
directors pursuant to Section 14 of the Securities Exchange Act of 1934, as
===========================================================================
amended (the "Exchange  Act"),  and the rules and  regulations  promulgated
===========================================================================
thereunder;  and (ii) as to the shareholder  giving notice (A) the name and
===========================================================================
record address of such  shareholder,  (B) the class or series and number of
===========================================================================
shares of capital stock of the Corporation which are owned  beneficially or
===========================================================================
of record by such  shareholder,  (C) a description of all  arrangements  or
===========================================================================
understandings  between such  shareholder and each proposed nominee and any
===========================================================================
other  person or persons  (including  their  names)  pursuant  to which the
===========================================================================
nomination(s)  are to be made by such shareholder  (including  whether such
===========================================================================
shareholder or proposed  nominee is part of a "syndicate" or "group" within
===========================================================================
the meaning of the Communications Satellite Act of 1962, as amended), (D) a
===========================================================================
representation  that  such  shareholder  intends  to appear in person or by
===========================================================================
proxy at the annual meeting to nominate the persons named in its notice and
===========================================================================
(E) any  other  information  relating  to such  shareholder  that  would be
===========================================================================
required to be disclosed in a proxy statement or other filings  required to
===========================================================================
be made in  connection  with  solicitations  of  proxies  for  election  of
===========================================================================
directors  pursuant  to  Section 14 of the  Exchange  Act and the rules and
===========================================================================
regulations  promulgated  thereunder.  Such notice must be accompanied by a
===========================================================================
written consent of each proposed nominee to being named as a nominee and to
===========================================================================
serve as a director if elected.
===============================
     No  person   shall  be  eligible  for  election  as  director  of  the
     ======================================================================
Corporation unless nominated in accordance with the procedures set forth in
===========================================================================
this  Section  2.11.  If the  Chairman  of the  meeting  determines  that a
===========================================================================
nomination was not made in accordance with the foregoing procedures or that
===========================================================================
any   representation   made  pursuant  to  such  procedures  is  materially
===========================================================================
incomplete or  inaccurate,  the Chairman  shall declare to the meeting that
===========================================================================
the  nomination  was  defective  and  such  defective  nomination  shall be
===========================================================================
disregarded.
============

          (e) No vote may be counted for the election of any person as a director unless he shall have filed with the Secretary a statement of his interests in any communications common carrier as defined in Section 103(7) of the Communications Satellite Act of 1962 for purposes of Sections 303 and 304 of said Act, in such reasonable detail as the Board of Directors may require. Such statements shall be produced and kept open at the time and place of the meeting, and during the whole time of the meeting shall be subject to inspection by any shareholder entitled to vote.

          (f) In the event that any holder of Series II shares or a trustee for any such shareholder casts votes, either directly or indirectly, through subsidiaries or affiliated companies, nominees, or persons subject to his direction or control, for more than three (3) candidates for election as Series II directors, only the votes so cast for those three (3) of such candidates who receive the highest number of the votes so cast shall be counted, and the votes so cast for any other such candidate shall not be counted.

     Section 2.12. Appointment of Independent Public Accountants. At each annual meeting, the shareholders, after receiving a recommendation of the Board of Directors, shall appoint Independent Public Accountants for the purpose of auditing and certifying the annual financial statements of the Corporation for its current fiscal year, as sent to shareholders or otherwise published by the Corporation. In case the shareholders shall fail to appoint such Independent Public Accountants or if the Independent Public Accountants so appointed by the shareholders shall decline to act, or shall resign, or for some other reason shall be unable to perform their duties, the Board of Directors shall appoint other Independent Public Accountants to perform the duties herein provided.


                                ARTICLE III

                            Board of Directors

     Section 3.01. General Powers. The property, affairs and business of the Corporation shall be managed by the Board of Directors.

     Section 3.02. Number, Term of Office and Qualifications. The Board of Directors shall consist of fifteen (15) members whose method of appointment or election and whose terms of office shall be as set forth in the Communications Satellite Act of 1962 and the Articles of Incorporation. Directors shall be citizens of the United States but need not be shareholders or residents of the District of Columbia. Directors may be salaried officers of the Corporation.

     Section 3.03. The Chairman of the Board. At the meeting of the Board of Directors specified in Section 5.02 of these by-laws, the Board, by a vote of a majority of all the members thereof, shall elect from among its members a Chairman of the Board of Directors, to serve in such capacity at the pleasure of the Board. He shall, if present, preside at all meetings of the Board. He shall perform such other duties as from time to time may be assigned to him by the Board. In his capacity as Chairman of the Board, he shall not be an officer of the Corporation, but he shall be eligible to serve, in addition, as an officer of the Corporation pursuant to Article V of these by-laws. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if there be one, or, in the absence of the Chairman of the Board and the Vice Chairman of the Board, the President of the Corporation, shall in all respects act in the stead of the Chairman of the Board during such absence.

     Section 3.04. Vice Chairman of the Board. The Board of Directors, by a vote of a majority of all of the members thereof, may elect from among its members a Vice Chairman of the Board of Directors, to serve in such capacity at the pleasure of the Board until the meeting of the Board specified in Section 5.02 of these by-laws. He shall perform such duties as are assigned to him by these by-laws and as from time to time may be assigned to him by the Board. In his capacity as Vice Chairman of the Board, he shall not be an officer of the Corporation, but he shall be eligible to serve, in addition, as an officer of the Corporation pursuant to Article V of these by-laws.

     Section 3.05. Organization of Directors' Meetings. At all meetings of the Board of Directors the Chairman of the Board, or, in his absence, the Vice Chairman of the Board, if there be one, or, in the absence of the Chairman of the Board and the Vice Chairman of the Board, the President, or in the absence of the Chairman of the Board, the Vice Chairman of the Board and the President, a chairman chosen by a majority of the directors present shall act as chairman of such meeting and preside thereat. The Secretary, or in his absence, an Assistant Secretary, shall act as secretary at all meetings of the Board. In the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman may appoint any person to act as secretary of the meeting.

     Section 3.06. Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Suc h resignation shall take effect at the time received unless another time is specified therein. The acceptance of such resignation shall not be necessary to make it effective.

     Section 3.07. Regular Meetings. Regular meetings of the Board of Directors shall be held within the District of Columbia or elsewhere at such regular intervals as may be fixed by resolution adopted by a majority of the whole Board and upon such notice, or without notice, as shall be specified in said resolution.

     Section 3.08. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the Vice Chairman of the Board, if there be one, the President or any three (3) of the directors. Notice of each such meeting shall be mailed to each director at his address appearing on the books of the Corporation or supplied by him to the Corporation for the purpose of notice, at least five
(5) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, charges prepaid, or delivered to him personally not later than the third (3rd) day before the day on which the meeting is to be held. Every such notice shall specify the place, day and hour of the meeting and the general nature of the business to be transacted. A waiver of notice of any meeting in writing signed by the director entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a director at any meeting shall constitute a waiver by him of notice of such meeting except where a director attends for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened. Whenever a meeting of the Board of Directors shall be adjourned it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted thereat otherwise than by announcement at the meeting at which such adjournment is taken.

     Section 3.09. Quorum, Manner of Acting and Adjournment. At each meeting of the Board of Directors the presence of eight (8) directors shall be necessary to constitute a quorum for the transaction of business; provided that, if a quorum is found to exist at any time during the course of any such meeting, a quorum shall be deemed to continue to exist until final adjournment of such meeting. Except as otherwise specifically provided by statute, the Articles of Incorporation or these by-laws, the acts of a majority of the directors present at a meeting at which a quorum has been found to exist for the purpose of transacting business shall be the acts of the Board of Directors. A majority of the directors present at any meeting may adjourn the meeting from time to time. Except as otherwise provided in the Articles of Incorporation, each director shall be entitled to one vote. Voting rights of directors may not be exercised by proxy.
Notwithstanding the foregoing, during an emergency period following a national catastrophe, a majority of the surviving members of the Board of Directors who have not been rendered incapable of acting or attending shall constitute a quorum.

     Section 3.10. Special Meetings for Filling Vacancies in Board. Any vacancy among the Series I directors or the Series II directors, to be filled in accordance with Section 8.02 of the Articles of Incorporation, shall be filled at a meeting of the remaining Series I or Series II directors, as the case may be. Such a meeting shall be held whenever called by the Chairman of the Board, the Vice Chairman of the Board, if there be one, the President, or two (2) of the directors of the Series in which such vacancy has occurred. Notice of any such meeting shall be given to, or may be waived by, each director of the Series affected, in accordance with the provisions of Section 3.08 of these by-laws. A majority of the directors of such Series remaining in office shall be necessary to constitute a quorum at any such meeting, and the affirmative vote of a majority of the directors of such Series remaining in office shall be necessary to fill the vacancy. A majority of the directors of such Series present at any such meeting, whether or not they shall constitute a quorum, may adjourn the meeting from time to time, and it shall not be necessary to give any notice of the next session of the meeting being adjourned otherwise than by announcement at the meeting at which such adjournment is taken.

     Section 3.11. Compensation. Directors shall receive such reasonable compensation for their services as members of the Board or of any committee thereof, and such reimbursement for expenses incurred in connection with such services (including attendance at meetings) as the Board of Directors may by resolution from time to time prescribe; provided, however, that nothing herein contained shall preclude any director from serving the Corporation in any other capacity or from receiving compensation for any such services.

     Section 3.12. Outside Interests of Directors. Pursuant to procedures to be established by the Board of Directors from time to time, each director, upon assuming office and at least annually thereafter, shall file with the Secretary a statement identifying any entity (individual proprietorship, partnership, association, corporation or other business entity) with which the Corporation to his knowledge does or contemplates doing a substantial volume of business, and of which he is a director, officer, trustee or employee, or in which he has a substantial financial interest. For purposes of this Section and Section 8.06 of the Articles of Incorporation, the term "substantial financial interest" shall mean any financial interest with a fair value in excess of $60,000, or any ownership interest in excess of ten per centum (10%) without regard to value, including any such interest, known to the director, officer or employee, as the case may be, of his spouse or minor child.


                                ARTICLE IV

                                Committees

     Section 4.01. Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board, may designate not less than three (3) of the directors then in office to constitute an Executive Committee. To the extent specifically provided by resolution adopted by a majority of the whole Board, the Executive Committee shall have and may exercise the authority of the Board of Directors in the management of the property, affairs and business of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. The Board may designate one member of the Committee to act as its chairman.

     Section 4.02. Committee on Audit, Corporate Responsibility and Ethics.
(a) The Board of Directors, by resolution adopted by a majority of the whole Board, shall designate not less than three (3) of the directors then in office to constitute a Committee on Audit, Corporate Responsibility and Ethics. The Board may designate one member of the Committee to act as its chairman. A director who is also an officer or employee of the Corporation shall not be eligible to serve as a member of the Committee.

          (b) The Committee shall (i) consider and make recommendations to the Board with respect to the employment of a firm of Independent Public Accountants, which recommendation, if accepted by the Board, shall be subject to the provisions of Section 2.12 of these by-laws, (ii) confer with the Corporation's Independent Public Accountants to determine the scope of the audit that such accountants will perform, (iii) receive reports from the Independent Public Accountants and transmit such reports to the Board, and after the close of the fiscal year, transmit to the Board the financial statements certified by such accountants, (iv) inquire into, examine and make comments on the accounting procedures of the Corporation and the reports of the Independent Public Accountants, and (v) consider and make recommendations to the Board upon matters presented to it by the officers of the Corporation pertaining to the audit practices and procedures adhered to by the Corporation.

          (c) The Committee shall (i) review and make recommendations to the Board relating to corporate policy in respect of community and governmental relations, codes of conduct, ethics and other broad social, political and public issues, (ii) consult with the directors and officers of the Corporation concerning the administration of policies and programs in respect of conflicts of interest (including the procedures established pursuant to Section 3.12 of these by-laws), and (iii) consider and make recommendations to the Board upon matters relating to such policies and programs and the administration thereof. The Committee also shall exercise such authority as may from time to time be granted to it by resolution adopted by the Board upon matters pertaining to the policies referred to in this subsection.

     Section 4.03. Committee on Compensation and Management Development. The Board of Directors, by resolution adopted by a majority of the whole Board, may designate not less than three (3) of the directors then in office to constitute a Committee on Compensation and Management Development. The Committee, if established, shall (i) consider and make recommendations to the Board with respect to programs relating to the development of human resources, organizational plans for the Corporation and management succession, (ii) consider and make recommendations to the Board with respect to the rates and manner of payment of the compensation to be paid to officers and other employees of the Corporation, (iii) exercise such authority as may from time to time be granted to it by resolution adopted by a majority of the whole Board to set the salaries of specified officers within rates of compensation fixed by resolution of the Board, (iv) consider and make recommendations to the Board as to the salaries to be paid to all other officers of the Corporation, (v) as directed by resolution adopted by a majority of the whole Board set salaries or make recommendations as to salaries to be paid to employees of the Corporation other than officers, (vi) upon request, consult with the principal officers of the Corporation upon matters of policy relating to the compensation of employees of the Corporation, (vii) consider and make recommendations to the Board with respect to the adoption, modification or termination of any pension plan, profit-sharing plan, stock bonus plan, stock option plan or other incentive or benefit plan or arrangement applicable to any or all of the officers and employees of the Corporation,
(viii) exercise the authority which may be granted to the Committee by any such plan, and (ix) exercise such other authority as may from time to time be granted to it by resolution adopted by a majority of the whole Board upon matters pertaining to compensation and management development. The Board may designate one member of the Committee to act as its chairman. A director who is also an officer of the Corporation shall not be eligible to serve as a member of the Committee.

     Section 4.04. Committees in General. The Board of Directors may appoint such other committees, and chairmen thereof, as it may deem appropriate to perform such functions as it may designate, provided that no committee shall be appointed or disbanded unless notice of such proposed action shall have been given to, or waived by, each director in accordance with the provisions of Section 3.08 of these by-laws, and that any such Committee shall consist of not less than three (3) of the directors then in office.

     Section 4.05. Committee Procedure. Each member of any committee shall continue to be a member of that committee only during the pleasure of the Board of Directors, provided that no existing member of a committee shall be removed from such membership and no new member shall be appointed unless notice of such proposed action shall have been given to, or waived by, each director in accordance with the provisions of Section 3.08 of these by-laws. Except as otherwise provided by the Board of Directors, a majority of a committee shall constitute a quorum thereof, and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the committee, provided that any committee may, by unanimous approval of its members, take action without a meeting of the committee. Meetings of each committee shall be called by the Secretary at the request of the chairman of the committee or any two members of the committee. Each committee shall keep minutes of its meetings and shall render to the Board of Directors, at its next ensuing regular meeting, a report of all action taken by the committee since the last meeting of the Board at which a report was made, or if no such previous report was made, since the appointment of the committee. Each committee shall also render such other reports, at such other times, as the Board may request.


                                 ARTICLE V

                                 Officers

     Section 5.01. Officers. The officers of the Corporation shall be a President, such Vice Presidents as may from time to time be elected by the Board of Directors, a Secretary, a Treasurer and a Controller. The Board of Directors may elect such other officers, including assistant officers, as it may deem necessary, each of whom shall have such authority and perform such duties as the Board of Directors may from time to time determine. The

Board of Directors may appoint other officers and prescribe the authority and duties of such other officers. The Board of Directors also may delegate the power to appoint and prescribe the duties of such other officers to the Chief Executive Officer of the Corporation. Appointed officers shall not be deemed to be an "officer" or a "Person Entitled to Indemnification" as such terms are used in Section 3.03(a) of the Corporation's Articles of Incorporation or Section 8.01(a) hereof, unless the Board of Directors adopts a resolution that so provides.

     Section 5.02. Election, Term of Office and Qualifications. The officers of the Corporation required by Section 5.01 shall be elected at least annually by vote of a majority of the whole Board of Directors. Such annual election shall be held at the first meeting of the Board of Directors following the annual election of directors. Other officers may be appointed from time to time in the manner prescribed by Section 5.01. Each officer shall hold his office until his successor shall have been duly elected and qualified in his stead or until he shall resign or shall have been removed in the manner hereinafter provided. No individual other than a citizen of the United States shall be an officer of the Corporation. Except as may be provided otherwise by law, any two (2) or more offices may be held by the same person.

     Section 5.03. Removal. Any officer elected by the Board of Directors may be removed by vote of a majority of the whole Board of Directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The Board of Directors may remove, or delegate to the Chief Executive Officer the power to remove, other officers.

     Section 5.04. Resignation. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Such resignation shall take effect at the time received unless another time is specified therein. The acceptance of such resignation shall not be necessary to make it effective.

     Section 5.05. Vacancies. Any vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled by the Board of Directors at any regular or special meeting thereof or by appointment, to the extent authorized by Section 5.01.

     Section 5.06. The President. The President shall have all the authority and perform all the duties normally incident to the office of President and such other duties as from time to time may be assigned to him by the Board of Directors.

     Section 5.07. The Vice Presidents. Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors.

     Section 5.08. The Secretary. The Secretary shall (a) see that all notices are duly given in accordance with law and these by-laws; (b) be custodian of the seal of the Corporation and affix such seal to all certificates of stock of the Corporation prior to their issue and to all documents the execution of which, on behalf of the Corporation under its seal, is authorized by the Board of Directors or the Executive Committee, if any, or by any officer or agent of the Corporation to whom power to authorize the affixing of such seal shall have been delegated; (c) keep, or cause to be kept, in books provided for the purpose, minutes of the meetings of the shareholders, of the Board of Directors, and of each committee of the Board; (d) keep registers of the shareholders of all series of stock in accordance with Section 6.01 of these by-laws; (e) see that the books, reports, statements, certificates, voting lists and all other documents and records required by law are properly kept and filed;
(f) sign such  instruments as requir e the signature of the Secretary;  and
(g) in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

     Section 5.09. The Treasurer. The Treasurer shall (a) have charge and custody of, and be responsible for, all funds and securities of the Corporation and deposit all such funds in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these by-laws; (b) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever; (c) sign such documents as shall require the signature of the Treasurer; and (d) perform such other duties as from time to time may be assigned to him by the Board of Directors. The Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such sureties as the Board of Directors shall determine.

     Section 5.10. Controller. The Controller shall keep, or cause to be kept at such office of the Corporation as the Board of Directors shall from time to time by resolution designate, and shall be responsible for the keeping of, correct records of the business and transactions of the Corporation and at all reasonable times shall exhibit such records to any of the directors of the Corporation upon application at the office of the Corporation where such records are kept. The Controller shall perform such other duties as from time to time may be assigned to him by the Board of Directors.

     Section 5.11. Duties of Officers May Be Delegated. Subject to the approval of the Board of Directors, which approval may be of a general or specific nature, any officer of the Corporation may delegate to any employee of the Corporation, for the period set forth in such delegation, but not to exceed the term of office of the person making such delegation, any authority or duty of his office; provided, however, that any such delegation shall not be effective until such delegation and the approval relating thereto are evidenced in writing and filed in the Office of the Secretary of the Corporation.

     Section 5.12. Compensation. The rates of compensation of the elected officers shall be fixed from time to time by the Board of Directors. No officer of the Corporation shall receive any salary from any source other than the Corporation during his period of employment by the Corporation.

     Section 5.13. Outside Interests of Officers and Employees. The Board of Directors from time to time may adopt rules and regulations governing the conduct of officers or key employees with respect to matters in which they have a financial interest adverse to the interests of the Corporation. Such rules and regulations may forbid officers or key employees from participating personally and substantially in corporate action with respect to any contract, transaction or other matter in which, to the knowledge of any such officer or employee, he or any member of his immediate family has a financial interest, unless (a) such officer or employee makes full disclosure of the circumstances to the Board or its delegate and the Board or its delegate determines that the interest is not so substantial as to affect the integrity of the services of such officer or employee, or (b) on the basis of standards to be established in such rules or regulations, the financial interest is too remote or too inconsequential to affect the integrity of such services. Such rules and regulations may also prohibit, or establish appropriate limits upon, the ownership by such officer or employee, or member of his immediate family, of securities of any communications common carrier or any other firm or corporation doing a substantial volume of business with the Corporation.


                                ARTICLE VI

                  Shares and Their Issuance and Transfer

     Section 6.01. Certificates for Shares. (a) Shares of stock of the Corporation shall be represented by certificates for shares in such form as the Board of Directors may from time to time prescribe. No certificate representing any share shall be issued until such share is fully paid. Each certificate representing shares of Common Stock shall state that the transfer of the shares represented thereby is subject to the provisions of the Communications Satellite Act of 1962 and the Articles of Incorporation of the Corporation and, except for certificates representing shares of Common Stock issued to Incorporators pursuant to Section 5.01 of the Articles of Incorporation of the Corporation, shall include a description or summary of the provisions of Section 5.02 of said Articles. Shares of

Common Stock held by or for the account of, or in trust for, a person of the classes described in paragraphs (1), (2), (3), (4) and (5) of Section 3.10(a) of the Communications Act of 1934, as amended, shall be represented by Foreign Share Certificates. All other shares of Common Stock shall be represented by Domestic Share Certificates. Certificates for shares of stock of the Corporation shall be numbered as to each Series of shareholders and registered in the order in which they shall be issued.

          (b) A record  shall be kept of the  name of the  person,  firm or corporation in which each certificate for shares of stock of the Corporation shall be issued, the number of shares represented thereby, the date thereof, and, in case of cancellation, the date of the cancellation thereof. A record shall also be kept of the declarations made as provided in Section 6.02 of these by-laws by each person, firm or corporation in whose name a certificate for shares of Common Stock is issued.

          (c) No certificate for shares of stock of the Corporation shall be valid unless it shall have been signed by the President or a Vice President and by the Secretary or an Assistant Secretary and shall have been impressed with the corporate seal; provided, however, that to the extent permitted by law, the signatures of such officers or any of them and such corporate seal may be facsimile.

     Section 6.02. Declarations Required. No issue or transfer of shares of Common Stock shall be registered on the books of the Corporation, and no certificate for shares shall be issued, except after the execution and delivery to the Corporation, by or on behalf of the person, firm or corporation in whose name such shares are to be registered and in whose name the certificate for such shares is to be issued, of an application containing such declarations, in the form as may be prescribed by rules or regulations of the Board of Directors, with reference to limitations on ownership of shares set forth in Section 5.02 of the Articles of Incorporation and to the descriptions of persons to whom shares may be issued set forth in Section 5.03 of the Articles, as the Board of Directors may determine.

     Section 6.03. Transfer of Stock. Except as otherwise provided by law, transfer of shares of stock of the Corporation shall be made on the books of the Corporation only by the holder thereof, or by his attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes on the transfer thereof. The Corporation shall have the right to treat the person whose name is registered upon its books as the holder of any shares of its stock as the absolute owner of such shares, and, except as otherwise provided in these by-laws, such person shall have the exclusive right to vote and to receive dividends thereon.

     Section 6.04. Lost, Destroyed and Mutilated Certificates. The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may, in its discretion, cause a new certificate or certificates to be issued to him, upon the surrender of the mutilated certificate, or in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the deposit of a bond, in such form and amount and with such sureties as the Board of Directors may require.

     Section 6.05. Regulations. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint one or more transfer agents and one or more registrars of transfers, and may require all certificates of stock to bear the signature of either a transfer agent or a registrar or both.

     Section 6.06. Closing Transfer Books--Fixing Record Date, etc. Insofar as permitted by law, the Board of Directors shall have power to close the stock transfer books of the Corporation for a period not exceeding fifty
(50) days preceding the date of any meeting of the shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect. If the stock transfer books are so closed for the purpose of determining shareholders entitled to notice of or vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding the date of such meeting. If the stock transfer books are so closed for any purpose, written or printed notice of the closing shall be mailed at least ten (10) days before the closing to each shareholder of record of the Corporation at his address appearing on the records of the Corporation, or supplied by him to the Corporation for the purpose of notice. While the stock transfer books of the Corporation are closed, no transfer of shares shall be made thereon. In lieu of closing the stock transfer books as aforesaid, the Board of Directors may, in its discretion, fix a time, not more than fifty (50) days prior to the date of any meeting of shareholders or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, and, in the case of a meeting of shareholders, not less than ten (10) days before the date of the meeting, as a record date for the determination of shareholders entitled to notice of, or to vote at any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares. If a record date shall be fixed as aforesaid, such persons as shall be shareholders of record on the date so fixed, and only such persons, shall be entitled to notice of, or to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed as aforesaid. If the stock transfer books of the Corporation shall not be closed as herein provided and if a record date for the determination of shareholders entitled to receive notice of, or to vote at, any shareholders' meeting shall not be fixed as herein provided, the date on which notice of the meeting is given shall be in accordance with Section
2.05 of these by-laws and shall be the record date for such determination.

     Section 6.07. Corporate Records. The Corporation shall keep at its principal place of business (a) the original or a duplicate record of the proceedings of the shareholders and directors, (b) the original or a copy of its by-laws, including all amendments or alterations thereto to date, certified by the Secretary, and (c) appropriate, correct and complete books and records of account. The Corporation shall keep at its principal place of business or at the registered office of the Corporation in the District of Columbia the original or a duplicate share register for each Series of shares.

     Section 6.08. Subsidiaries or Affiliated Companies of Communications Common Carriers. For all purposes under Article V of the Articles of
Incorporation:

          (a) an association, joint-stock company, trust, corporation or other entity shall be deemed to be a subsidiary of a communications common carrier if more than fifty percent (50%) of the shares of such association, joint-stock company, trust, corporation or other entity having the right under normal circumstances to elect a majority of its board of directors or trustees are owned or controlled directly or indirectly by such communications common carrier; and

          (b) an association, joint-stock company, trust, corporation or other entity shall be deemed to be an affiliated company of a communications common carrier if such association, joint-stock company, trust, corporation or other entity is otherwise directly or indirectly subject to the control of, or is under direct or indirect common control with, such communications common carrier.

                                ARTICLE VII

                                   Seal

     The Corporation shall have a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation and the words and figures "Incorporated 1963, District of Columbia" or words and figures of similar import.

                               ARTICLE VIII

                              Indemnification

     Section 8.01 (a) To the full extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including civil, criminal, administrative or investigative actions, suits or proceedings) brought by or in the right of the Corporation or any wholly owned subsidiary of the Corporation (a "Subsidiary"), or otherwise, by reason of the fact that such person (hereinafter a "Person Entitled to Indemnification") is or was or has agreed to become a director, advisory director, or officer of the Corporation, or is or was a director or officer of a Subsidiary, or is or was serving or has agreed to serve at the request of the Corporation or a Subsidiary as a director, officer, trustee or other fiduciary of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) reasonably incurred by him or on his behalf in connection with the defense or settlement of any threatened, pending or completed action, suit or proceeding, and any appeal therefrom, or in defense or settlement of any claim, issue or matter, except that no indemnification pursuant to this paragraph shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable for negligence or misconduct in the performance of duty by a court of competent jurisdiction. The termination of any claim, action, suit or proceeding by settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, in itself, create a presumption that any such person was adjudged liable for negligence or misconduct in the performance of duty.

     (b) To the full extent permitted by law, the Corporation shall, upon request, pay costs, charges and expenses (including attorneys' fees) incurred by Persons Entitled to Indemnification in advance of the final disposition of any such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Person Entitled to Indemnification in the capacity in which he became entitled to indemnification (and not in any other capacity in which service was or is rendered by such person) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced in the event that it shall ultimately be determined that he is not entitled to be indemnified by the Corporation pursuant to this Section 8.01, or otherwise.

     (c) To the full extent permitted by law, the Corporation, in the sole discretion of the Board of Directors of the Corporation, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including civil, criminal, administrative or investigative actions, suits or proceedings) brought by or in the right of the Corporation or a Subsidiary, or otherwise, by reason of the fact that such person is or was or has agreed to become an employee or agent of the Corporation or a Subsidiary, or is or was serving or has agreed to serve at the request of the Corporation or a Subsidiary as an employee, agent, trustee or other fiduciary of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or by reason of any action alleged to have been taken or omitted in such capacity, against all costs, charges and expenses (including attorneys' fees) reasonably incurred by him or on his behalf in connection with the defense or settlement of any threatened, pending or completed action, suit or proceeding, and any appeal therefrom or in defense or settlement of any claim, issue or matter, except that no indemnification pursuant to this paragraph shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable for negligence or misconduct in the performance of duty by a court of competent jurisdiction. The termination of any claim, action, suit or proceeding by settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not in itself create a presumption that any such person was adjudged liable for negligence or misconduct in the performance of duty.

     (d) To the full extent permitted by law, the Corporation may, upon request, pay costs, charges and expenses (including attorneys' fees) incurred by Persons Entitled to Indemnification pursuant to paragraph (c) of this Section 8.01 in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by any such person in the capacity in which he became entitled to indemnification (and not in any other capacity in which service was or is rendered by such person) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced in the event that it shall ultimately be determined that he is not entitled to be indemnified by the Corporation pursuant to this Section 8.01, or otherwise.

     (e) Any indemnification or advance of costs, charges and expenses provided for in paragraphs (a) and (b) of this Section 8.01 shall be made promptly, and in any event within sixty (60) days, upon the written request of the Person Entitled to Indemnification; the right to indemnification or advances as granted by paragraphs (a) and (b) of this Section 8.01 shall be enforceable by the Person Entitled to Indemnification in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty (60) days, such Person Entitled to Indemnification's costs, charges and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation; it shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under paragraph (b) of this Section 8.01 where the required undertaking, if any, has been received by the Corporation) that the Person Entitled to

Indemnification has not met the standard set forth in paragraph (a) of this
Section 8.01, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraph (a) of this Section 8.01, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (f) The provisions of paragraphs (a) and (b) of this Section 8.01 shall be applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof.

     (g) The  indemnification  and advancement of expenses provided by this
Section 8.01 shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any law (present or future, common or statutory), by-law, agreement, vote of shareholders or otherwise and shall continue as to a person who has ceased to serve in the capacity making him eligible for indemnification, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. To the full extent permitted by law, the Corporation may enter into and perform agreements with persons, including without limitation, present and former officers, directors and employees of the Corporation and its Subsidiaries and of companies acquired by or merged with the Corporation or any of its subsidiaries, obligating the Corporation, among other things, to provide indemnification and advancement of costs, charges and expenses to such persons in addition to any indemnification or advancement which may be available to such person under this Section 8.01.

     (h) All rights to indemnification under this Section 8.01 shall be deemed to be a contract between the Corporation and each Person Entitled to Indemnification who serves or served in such capacity at any time while this Section 8.01 is in effect. Any repeal or modification of this Section

8.01 or any repeal or modification of the relevant provisions of the Business Corporation Act of the District of Columbia or of any other applicable law shall not in any way diminish any rights to indemnification of any person or the obligation of the Corporation arising prior to such repeal or modification.

     (i) If this Section 8.01 or any portion hereof shall be invalidated on any ground in any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Person Entitled to Indemnification, and may nevertheless indemnify each person whom the Corporation has determined to indemnify pursuant to paragraphs (c) and (g) of this Section 8.01, to the full extent permitted by any applicable portion of this Section 8.01 that shall not have been invalidated (whether under paragraphs (c) or (g) or the other applicable provisions of this Section 8.01), and to the full extent permitted by applicable law.


                                ARTICLE IX

                                Amendments

     Any of these by-laws may be altered, amended or repealed, and new by-laws may be adopted, by the affirmative vote of a majority of the whole Board; provided that (a) such action may be taken only at a meeting of the Board called for such purpose; (b) the notice of such meeting shall state the substance of the by-law to be made or repealed, or of the alteration or amendment; and (c) the notice of such meeting shall be mailed, telegraphed or delivered personally to each director, and a copy thereof shall be mailed, telegraphed or delivered to the Attorney General of the United States, the Chairman of the Federal Communications Commission and such other persons as the President of the United States may designate from time to time, at least five (5) days before the date on which the meeting is to be held.